UACSC 98-D
                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 3/31/99


PRINCIPAL BALANCE RECONCILIATION                                            DOLLARS
                                                CLASS A-1        CLASS A-2         CLASS A-3        CLASS A-4           CLASS A-5
                                              -------------      -------------     -------------    -------------   -------------
Original Principal Balance                    58,925,000.00     60,250,000.00      75,800,000.00    36,450,000.00   44,488,594.18
Beginning Period Principal Balance            27,487,032.07     60,250,000.00      75,800,000.00    36,450,000.00   44,488,594.18
Principal Collections - Scheduled Payments     3,921,197.74                 -                  -                -               -
Principal Collections - Payoffs                3,582,434.81                 -                  -                -               -
Principal Withdrawal from Payahead                 8,402.59                 -                  -                -               -
Gross Principal Charge Offs                      499,715.44                 -                  -                -               -
Repurchases                                       28,346.28                 -                  -                -               -
                                              -------------     -------------      -------------    -------------   -------------
Ending Balance                                19,446,935.21     60,250,000.00      75,800,000.00    36,450,000.00   44,488,594.18
                                              =============     =============      =============    =============   =============


Certificate Factor                                0.3300286         1.0000000          1.0000000        1.0000000       1.0000000
Pass Through Rate                                   5.3630%           5.6250%            5.7500%           5.810%          5.960%


PRINCIPAL BALANCE RECONCILIATION                                 NUMBERS
                                               TOTAL CLASS A's
                                               ---------------
Original Principal Balance                      275,913,594.18   19,733
Beginning Period Principal Balance              244,475,626.25   18,225
Principal Collections - Scheduled Payments        3,921,197.74
Principal Collections - Payoffs                   3,582,434.81      371
Principal Withdrawal from Payahead                    8,402.59
Gross Principal Charge Offs                         499,715.44       35
Repurchases                                          28,346.28        3
                                                --------------   ------
Ending Balance                                  236,435,529.39   17,816
                                                ==============   ======


Certificate Factor                                   0.8569187
Pass Through Rate                                      5.6818%

CASH FLOW RECONCILIATION

Principal Wired                                                  7,511,830.44
Interest Wired                                                   2,489,401.43
Withdrawal from Payahead Account                                     8,828.46
Repurchases (Principal and Interest)                                28,725.03
Charge Off Recoveries                                              161,459.85
Interest Advances                                                   56,095.25
Certificate Account Interest Earned                                 26,098.24
Spread Account Withdrawal                                                   -
Class A Policy Draw for Class A Principal or Interest                       -
                                                               --------------

Total Cash Flow                                                 10,282,438.70
                                                               ==============


TRUSTEE DISTRIBUTION  (4/8/99)

Total Cash Flow                                                 10,282,438.70
Unrecovered Advances on Defaulted Receivables                       15,934.17
Servicing Fee (Due and Unpaid)                                              -
Interest to Class A-1 Certificateholders                           126,938.93
Interest to Class A-2 Certificateholders                           282,421.88
Interest to Class A-3 Certificateholders                           363,208.33
Interest to Class A-4 Certificateholders                           176,478.75
Interest to Class A-5 Certificateholders                           220,960.02
Principal to Class A-1 Certificateholders                        8,040,096.86
Principal to Class A-2 Certificateholders                                   -
Principal to Class A-3 Certificateholders                                   -
Principal to Class A-4 Certificateholders                                   -
Principal to Class A-5 Certificateholders                                   -
Insurance Premium                                                   26,467.64
Interest Advance Recoveries from Payments                           43,978.93
Unreimbursed draws on Class A's Policy for
     Class A Principal or Interest                                          -
Deposit to Payahead                                                  9,358.12
Certificate Account Interest to Servicer                            26,098.24
Payahead Account Interest to Servicer                                   83.21
Excess                                                             950,413.62
                                                               --------------

Net Cash                                                                    -
                                                               ==============

Servicing Fee Retained from Interest Collections                   203,729.69

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                            -
Beginning Balance                                                3,907,869.64
Trustee Distribution of Excess                                     950,413.62
Interest Earned                                                     14,648.25
Spread Account Draws                                                        -
Reimbursement for Prior Spread Account Draws                                -
Distribution of Funds to Servicer                                 (734,227.59)
                                                               --------------
Ending Balance                                                   4,138,703.91
                                                               ==============

Required Balance                                                 4,138,703.91



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                                12,416,111.74
Beginning Balance                                                7,093,533.54
Reduction Due to Spread Account                                   (230,834.27)
Reduction Due to Principal Reduction                              (361,804.36)
                                                               --------------
Ending Balance                                                   6,500,894.91
                                                               ==============

First Loss Protection Required Amount                            6,500,894.91
First Loss Protection Fee %                                              2.00%
First Loss Protection Fee                                           11,195.99



POLICY  RECONCILIATION


Original Balance                                               275,913,594.18
Beginning Balance                                              241,963,202.82
Draws                                                                       -
Reimbursement of Prior Draws                                                -
                                                               --------------
Ending Balance                                                 241,963,202.82
                                                               ==============

Adjusted Ending Balance Based Upon Required Balance            233,670,563.08
                                                               ==============
Required Balance                                               233,670,563.08


PAYAHEAD RECONCILIATION


Beginning Balance                                                   22,606.31
Deposit                                                              9,358.12
Payahead Interest                                                       83.21
Withdrawal                                                           8,828.46
                                                               --------------
Ending Balance                                                      23,219.18
                                                               ==============








CURRENT DELINQUENCY
                                           GROSS
    # PAYMENTS DELINQUENT    NUMBER       BALANCE        PRINCIPAL    INTEREST
    ---------------------    ------       -------        ---------    --------
1 Payment                       253     2,932,356.03     43,171.22    33,324.05
2 Payments                       94     1,141,152.34     30,476.51    27,061.17
3 Payments                       47       591,557.78     24,484.25    20,047.84
                                ---     ------------     ---------    ---------
Total                           394     4,665,066.15     98,131.98    80,433.06
                                ===     ============     =========    =========

Percent Delinquent            2.211%           1.973%




DELINQUENCY RATE (60+)
                                                       RECEIVABLE
                                    END OF PERIOD      DELINQUENCY
   PERIOD           BALANCE         POOL BALANCE         RATE
   ------           -------         ------------         ----
Current          1,732,710.12     236,435,529.39         0.73%
1st Previous     1,852,552.13     244,475,626.25         0.76%
2nd Previous     1,711,416.01     251,268,041.96         0.68%


NET LOSS RATE
                                                                                      DEFAULTED
                                                 LIQUIDATION         AVERAGE          NET LOSS
   PERIOD                            BALANCE      PROCEEDS         POOL BALANCE     (ANNUALIZED)
   ------                            -------      --------         ------------     ------------
Current                             499,715.44   161,459.85       240,455,577.82        1.69%
1st Previous                        432,944.06    10,235.55       247,871,834.11        2.05%
2nd Previous                         89,012.01     5,053.68       254,389,286.56        0.40%

Gross Cumulative Charge Offs      1,084,484.92                Net Cumulative Loss Percentage
Gross Liquidation Proceeds          177,486.98                                          0.33%
Number of Repossessions                     27
Number of Inventoried Autos EOM             36


EXCESS YIELD TRIGGER
                                                                               EXCESS YIELD
                                          EXCESS             END OF PERIOD     PERCENTAGE
   PERIOD                                  YIELD             POOL BALANCE      (ANNUALIZED)
   ------                                  -----             ------------      ------------
Current                                1,019,768.05         236,435,529.39         5.18%
1st Previous                             710,595.43         244,475,626.25         3.49%
2nd Previous                           1,311,627.81         251,268,041.96         6.26%
3rd Previous                           1,387,820.04         257,510,531.15         6.47%
4th Previous                             611,309.44         265,560,842.66         2.76%
5th Previous

                                             CURRENT
                                              LEVEL            TRIGGER               STATUS
                                              -----            -------               ------
Six Month Average Excess Yield                 N/A              1.50%                  N/A

Trigger Hit in Current or any Previous Month                                            NO










DATE:                            /s/ Ashley Vukovits
                                 ------------------------------
                                 ASHLEY VUKOVITS
                                 FINANCE OFFICER